SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): June 26, 2000





                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 333-91561                     41-1955181

(State or Other Jurisdiction     (Commission                 (I.R.S. Employer
of Incorporation)                File Number)              Identification No.)





           8400 Normandale Lake Blvd., Suite 600 Minneapolis, MN 55437
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (612) 832-7000

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5. Other Events.

Filing of Computational Materials

        In connection with the proposed offering of the GMACM Home Equity Loan-Backed Term Notes, Series 2000-HE2 (the "Term Notes"), Bear, Stearns & Co. Inc.(the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to potential investors. Although Residential Asset Mortgage Products, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Home Equity Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

        For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibit 99.1 hereto are filed.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        99.1   Computational Materials.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                              PRODUCTS, INC.



                                            By:     /s/ Patricia C. Taylor
                                                   Patricia C. Taylor
                                                   Vice President



Dated:  June 27, 2000

                                  Exhibit Index


Exhibit                                                                Page

99.1           Computational Materials                                  6

                                  Exhibit 99.1



                      GMACM Home Equity Loan Trust 2000-HE2





BEAR STEARNS                                       BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o DC o LOS ANGELES o NEW YORK o SAN FRANCISCO             245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                          New York, New York 10167
LONDON o PARIS o TOKYO                       (212) 272-2000;  (212) 272-7294 fax

         GMACM Home Equity Loan Trust 2000-HE2: Computational Materials


Fax to:                                               Date:      6/21/00
Company:                                     # Pages (incl.      3
                                                    cover):
Fax No:                                           Phone No:
From:                                             Phone No:

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, seller or servicer, and although it may be based on data supplied to it by an issuer, seller or servicer, none of the issuer, seller or servicer makes any representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

____________________________________

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

   BEAR STEARNS                   Page 1

                     GMACM Revolving Home Equity Loan Trust 2000-HE2

                              SENSITIVITY TABLES*

Class A-1 (to call)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
% CPR - HELOCs                             10%        25%        30%        35%       40%        45%        50%
% CPR - HELs                               10%        12%        17%        23%       29%        35%        40%
----------------------------------------------------------------------------------------------------------------
                                                                     ---------------------
Average Life (years)                     11.51       5.93       4.97       4.27      3.77       3.39       3.10
Modified Duration (years)                 7.41       4.51       3.93       3.47      3.14       2.87       2.66
First Principal Payment             01/25/2002 01/25/2002 01/25/2002 01/25/2002 01/25/200201/25/2002 01/25/2002
Last Principal Payment              12/25/2016 10/25/2011 12/25/2009 07/25/2008 07/25/200709/25/2006 01/25/2006
Principal Lockout (months)                  18         18         18         18        18         18         18
Principal Window (months)                  180        118         96         79        67         57         49
Illustrative Yield @ Par (30/360)        7.07%      7.07%      7.07%      7.07%     7.07%      7.07%      7.07%
----------------------------------------------------------------------------------------------------------------
                                                          -----------

Class A-2 (to call)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
% CPR - HELOCs                             10%        25%        30%        35%       40%        45%        50%
% CPR - HELs                               10%        12%        17%        23%       29%        35%        40%
----------------------------------------------------------------------------------------------------------------
                                                                                ----------
Average Life (years)                     11.60       5.74       4.84       4.20      3.72       3.36       3.08
Modified Duration (years)                 7.50       4.39       3.84       3.42      3.10       2.84       2.64
First Principal Payment             01/25/2002 01/25/2002 01/25/2002 01/25/2002 01/25/200201/25/2002 01/25/2002
Last Principal Payment              02/25/2016 07/25/2011 10/25/2009 06/25/2008 06/25/200708/25/2006 01/25/2006
Principal Lockout (months)                  18         18         18         18        18         18         18
Principal Window (months)                  170        115         94         78        66         56         49
Illustrative Yield @ Par (30/360)        7.09%      7.09%      7.09%      7.09%     7.09%      7.09%      7.09%
----------------------------------------------------------------------------------------------------------------

* Assumes in the case of HELOCs, a Gross CPR as disclosed above less a constant draw rate of 10%, and in the case of the HELs, the CPR disclosed above.

____________________________________

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

   BEAR STEARNS                   Page 2


                   GMACM Revolving Home Equity Loan Trust 2000-HE2

                              SENSITIVITY TABLES*

Class A-1 (to maturity)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
% CPR - HELOCs                             10%        25%        30%        35%       40%        45%        50%
% CPR - HELs                               10%        12%        17%        23%       29%        35%        40%
----------------------------------------------------------------------------------------------------------------
                                                                     ---------------------
Average Life (years)                     11.51       6.18       5.21       4.48      3.94       3.53       3.22
Modified Duration (years)                 7.41       4.61       4.03       3.58      3.23       2.95       2.73
First Principal Payment             01/25/2002 01/25/2002 01/25/2002 01/25/2002 01/25/200201/25/2002 01/25/2002
Last Principal Payment              12/25/2016 12/25/2016 12/25/2016 12/25/2016 04/25/201501/25/2013 04/25/2011
Principal Lockout (months)                  18         18         18         18        18         18         18
Principal Window (months)                  180        180        180        180       160        133        112
Illustrative Yield @ Par (30/360)        7.07%      7.08%      7.08%      7.08%     7.08%      7.08%      7.08%
----------------------------------------------------------------------------------------------------------------

Class A-2 (to maturity)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
% CPR - HELOCs                             10%        25%        30%        35%       40%        45%        50%
% CPR - HELs                               10%        12%        17%        23%       29%        35%        40%
----------------------------------------------------------------------------------------------------------------
                                                                     ---------------------
Average Life (years)                     11.60       5.99       5.07       4.40      3.89       3.50       3.19
Modified Duration (years)                 7.50       4.49       3.94       3.52      3.19       2.92       2.71
First Principal Payment             01/25/2002 01/25/2002 01/25/2002 01/25/2002 01/25/200201/25/2002 01/25/2002
Last Principal Payment              02/25/2016 02/25/2016 02/25/2016 02/25/2016 03/25/201512/25/2012 02/25/2011
Principal Lockout (months)                  18         18         18         18        18         18         18
Principal Window (months)                  170        170        170        170       159        132        110
Illustrative Yield @ Par (30/360)        7.09%      7.10%      7.10%      7.10%     7.10%      7.10%      7.10%
----------------------------------------------------------------------------------------------------------------

* Assumes in the case of HELOCs, a Gross CPR as disclosed above less a constant draw rate of 10%, and in the case of the HELs, the CPR disclosed above.



____________________________________

  Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                             Page 3               BEAR STEARNS

***********************************************************************
Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
***********************************************************************

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